UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2020 the Company entered into an Agreement with James C. Pappas and certain entities affiliated with Mr. Pappas (the “Agreement”), whereby the Company agreed to expand the size of its Board of Directors (the “Board”) to seven and within ten business days of the date of the Agreement to appoint Messrs. James C. Pappas and Mark Schmulen (the “New Directors”) to fill the newly created vacancies.

The Agreement also provides, among other things, that:

(i) if JCP (as defined in the Agreement to be Mr. Pappas and certain of his affiliated entities signatory to the Agreement) meets certain minimum shareholder ownership standards, as described in the Agreement, the Company (x) will support the continued directorships of the New Directors at the next two annual meetings and (y) after 18 months will appoint another nominee of JCP to the Board and support such nominee at the next annual meeting, provided that such nominee shall be subject to the approval (which shall not be unreasonably withheld) of the Nominating and Corporate Governance Committee of the Board and the Board after exercising their good faith customary due diligence process and fiduciary duties;

(ii) once the New Directors take office JCP will withdraw its letter to the Company dated August 15, 2019 nominating certain director candidates for election to the Company’s board of directors (the “Board”) at the Company’s 2019 annual meeting of shareholders;

(iii) at any annual or special meeting of shareholders of the Company occurring during the Standstill Period (as defined in the Agreement), JCP will vote all of its Shares (as defined in the Agreement) in favor of the election of directors nominated by the Board and, subject to certain limited exceptions, otherwise in accordance with the recommendations of the Board; and

(iv) JCP (including its Affiliates and Associates, as such terms are defined in the Agreement) agreed to certain standstill provisions, as more fully described in the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit to this Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Agreement dated as of January 28, 2020 by and between the Company, James C. Pappas and the affiliated JCP entities set forth in the signature page thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 30, 2020
By: /s/ SAM KLEPFISH Sam Klepfish, CEO